UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported): April 24, 2003



                                IVAX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

      Florida                                1-09623            16-1003559
(State or Other Jurisdiction of     (Commission File Number)   (IRS Employer
Incorporation)                                               Identification No.)


                  4400 Biscayne Boulevard, Miami, Florida 33137
                    (Address of Principal Executive Offices)

                                 (305) 575-6000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed since Last Report)

                       -----------------------------------


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ITEM 7. EXHIBITS


         Exhibit
         Number         Description

         99.1           Press Release, dated April 24, 2003 of IVAX Corporation


ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is intended to be included under "Item 12. Results of Operations and Financial Condition."

         On April 24, 2003, IVAX Corporation (the "Company") issued a press release announcing the Company's financial results for the quarter ended March 31, 2003. The Company's press release is attached as Exhibit 99.1 to the Current Report on Form 8-K and incorporated by reference herein.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


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                                    SIGNATURE


                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Date: April 24, 2003                 IVAX CORPORATION


                                      By: /s/ Steven D. Rubin
                                          --------------------
                                          Steven D. Rubin
                                          Senior Vice President, General Counsel
                                          and Secretary



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